UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2013

Frederick’s of Hollywood Group Inc.

(Exact Name of Registrant as Specified in Charter)

New York	001-5893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6255 Sunset Boulevard, Hollywood, CA	90028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (323) 466-5151

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 23, 2013, Frederick’s of Hollywood Group Inc. (the “Company”), FOH Holdings, Inc., Frederick’s of Hollywood, Inc., Frederick’s of Hollywood Stores, Inc. and Hollywood Mail Order, LLC (collectively, the “Borrowers”) entered into a Second Amendment (“Second Amendment”) to that certain Credit and Security Agreement, dated as of May 31, 2012 (the “Credit Agreement”), with Salus Capital Partners, LLC (“Salus”). The Credit Agreement was previously amended as of December 18, 2012 (the “First Amendment”) in order for Salus to assign certain of its rights and obligations under the Credit Agreement.

The Second Amendment provides for an increase in the Borrowers’ ability to borrow under its $24.0 million credit facility with the Lender by increasing the amount of the “first in last out” tranche (“FILO Advance”) from $9.0 million to $14.0 million.

Concurrently with the execution of the Second Amendment, the Borrowers paid to the Lender in cash (i) the outstanding balance of interest under the FILO Advance in the amount of $226,330.56 and (ii) a one-time fee of $50,000 in consideration for the Lender’s agreement to enter into the Second Amendment. Additionally, as a condition to the Lender executing the Second Amendment, the Borrowers entered into an amendment (“Fee Letter Amendment”) to that certain fee letter, dated as of May 31, 2012, between the Borrowers and the Lender, pursuant to which the Borrowers agreed to an increase in the Lender’s collateral monitoring fee from $4,500 to $12,500 per month.

The foregoing is a summary of the Second Amendment, the First Amendment and the Fee Letter Amendment, which is not complete, and is qualified in its entirety by reference to the full text of such agreements, which are attached as exhibits to this Current Report on Form 8-K. Readers should review the foregoing agreements for a complete understanding of the terms and conditions associated with this transaction.

On May 29, 2013, the Company issued a press release attached hereto as Exhibit 99.1, announcing the matters described in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Amendment to Credit and Security Agreement

10.2 Second Amendment to Credit and Security Agreement

10.3 Fee Letter Amendment

99.1 Press release dated May 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Frederick’s of Hollywood Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2013

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer
(Principal Financial and Accounting Officer)